SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2003

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)



     Georgia                   0-19924                    58-1498312
 ------------------        -----------------           ------------------
  (State or Other             (Commission               (IRS Employer
  Jurisdiction of             File Number)              Identification No.)
  Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                   -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)



                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)



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Item 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




                   EXHIBIT NO.              DESCRIPTION
                -------------------         ---------------------

                    99.1                    Press Release dated July 23, 2003


Item 9.         Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

     On July 23, 2003, RARE Hospitality International Inc. (the "Company") announced second-quarter results. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Further, pursuant to the interim guidance of the Securities and Exchange Commission in Release No. 33-8216, the Company is including this Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      RARE Hospitality International, Inc.

                                        By:  /s/  W. DOUGLAS BENN
                                            ------------------------------------
                                      Name:  W. Douglas Benn
                                      Title: Executive Vice President,
                                             Finance and Chief Financial Officer


Date:  July 23, 2003